UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 4, 2007

HSI Asset Securitization Corporation Trust 2007-HE2
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140923	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)
Registrant’s telephone number, including area code: (212) 525-8119

                                                  No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-140923) in connection with various transactions. Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:  /s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

Dated: May 4, 2007

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).